EXHIBIT 99.1

 Riched20 5.40.11.2210;WAMU 04-S3 New Issue Jumbo 30y deal (External)

Bond   Size    Track   Coupon/WAC  CA   Bond Type       Offer (June 30)
3P     100mm+  2       5.50/5.73   50%  2.5y PAC (8-12C)  e+50/300~102-20
F3     34.8mm  2       7.5c+65     50%  2.8y Support Flt  100-00(65DM)
NAS3   36.8mm  2       5.50/5.73   50%  10.8y NAS         132/10/300

Bloomberg:    WAMU 04-S3 (Password = WAMUS3)

Termsheet:
WAMU 04-S3 TermSheet June 7.pdf

         The tables and other statistical analyses (the "Hypothetical
Performance Data") that you will produce using a computer model that you will access with the attached access code or other information are privileged and intended solely for use by you (the party to whom Goldman, Sachs &Co. provided the access code or other information allowing access to the computer model used to generate them). The Hypothetical Performance Data will be generated by you using a computer model prepared by Bloomberg L.P. ("Bloomberg") in reliance upon information furnished by Goldman, Sachs &Co., the accuracy and completeness of which has not been verified by Goldman, Sachs &Co. or any other person. The access code or other information allowing access to the computer model that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Goldman, Sachs &Co. and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical
Performance Data will be generated by or on behalf of you, and that neither
Goldman, Sachs &Co. nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

         Numerous assumptions were used in preparing the computer model you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance
Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

         Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical
Performance Data and (b) the assumptions used by you in producing the
Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Goldman, Sachs &Co. Trading Desk at
212-902-8440 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Goldman, Sachs &Co. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

         Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the
Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

         Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the
Goldman, Sachs &Co. Trading Desk at 212-902-8440.

         The computer model accessed with the attached access code or other information supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

         Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should

         make every effort to consider the risks of these securities.

         If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

****************************************************************************
******

         Disclaimer:

         This material has been prepared specifically for you by the Fixed
Income Trading/Sales Department and is not the product of Fixed Income Research.
We are not soliciting any action based upon this material. Opinions expressed are our present opinions only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, the securities, futures or options identical with or related to those mentioned herein. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman,
Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in
Milan, or at its London branch office at 133 Fleet Street.

****************************************************************************
*****

Riched20 5.40.11.2210;WAMU 04-S3 New Issue Jumbo 30y deal (External)

Bond   Size    Track   Coupon/WAC  CA   Bond Type       Offer (June 30)
3P     100mm+  2       5.50/5.73   50%  2.5y PAC (8-12C)  e+50/300~102-20
F3     34.8mm  2       7.5c+65     50%  2.8y Support Flt  100-00(65DM)
NAS3   36.8mm  2       5.50/5.73   50%  10.8y NAS         132/10/300

Bloomberg:    WAMU 04-S3 (Password = WAMUS3)

Termsheet:
WAMU 04-S3 TermSheet June 7.pdf

         The tables and other statistical analyses (the "Hypothetical
Performance Data") that you will produce using a computer model that you will access with the attached access code or other information are privileged and intended solely for use by you (the party to whom Goldman, Sachs &Co. provided the access code or other information allowing access to the computer model used to generate them). The Hypothetical Performance Data will be generated by you using a computer model prepared by Bloomberg L.P. ("Bloomberg") in reliance upon information furnished by Goldman, Sachs &Co., the accuracy and completeness of which has not been verified by Goldman, Sachs &Co. or any other person. The access code or other information allowing access to the computer model that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Goldman, Sachs &Co. and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical
Performance Data will be generated by or on behalf of you, and that neither
Goldman, Sachs &Co. nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

         Numerous assumptions were used in preparing the computer model you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance
Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

         Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical
Performance Data and (b) the assumptions used by you in producing the
Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Goldman, Sachs &Co. Trading Desk at
212-902-8440 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Goldman, Sachs &Co. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

         Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the
Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

         Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the
Goldman, Sachs &Co. Trading Desk at 212-902-8440.

         The computer model accessed with the attached access code or other information supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

         Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should

         make every effort to consider the risks of these securities.

         If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

****************************************************************************
******

         Disclaimer:

         This material has been prepared specifically for you by the Fixed
Income Trading/Sales Department and is not the product of Fixed Income Research.
We are not soliciting any action based upon this material. Opinions expressed are our present opinions only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. We, or persons involved in the preparation or issuance of this material, may from time to time, have long or short positions in, and buy or sell, the securities, futures or options identical with or related to those mentioned herein. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman,
Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in
Milan, or at its London branch office at 133 Fleet Street.

****************************************************************************
*****